Exhibit 99.1

FOR IMMEDIATE RELEASE
February 13, 2020

Peter Poli
Chief Financial Officer 877-260-2010
peter.poli@trackgrp.com

Track Group Reports 1st Quarter Fiscal 2020 Financial Results

Revenue up 3%, Operating Income improves dramatically, Adjusted EBITDA up 3% and Net Loss shrinks 87%

NAPERVILLE, ILLINOIS – Track Group, Inc. (OTCQX: TRCK), a global leader in offender tracking and monitoring services, today announced financial results for its first quarter ended December 31, 2019 (the “First Quarter FY20”). The Company posted (i) revenue of $8.4M, an increase of 3% over the same period last year, (ii) operating income of $0.3M compared to an operating loss of $0.1M in First Quarter FY19, (iii) Adjusted EBITDA of $1.8M, up 3% compared to First Quarter FY19, and (iv) a cash balance at December 31, 2019 of $8.5M, representing an increase of 23% over September 30, 2019.

“We are please to kick off our new fiscal year with a strong first quarter that ended December 31, 2019 with revenue growth of nearly 3%, which is commendable given the impact of the strengthening of the US dollar and the subsequent reduction in revenue caused by the translation of our significant Chilean peso revenue into US dollars”, said Derek Cassell, Track Group’s CEO.

FINANCIAL HIGHLIGHTS

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Strong quarterly revenue of $8.4M in First Quarter FY20, up 3% over First Quarter FY19 of $8.2M.

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Favorable quarterly gross profit of $4.7M in First Quarter FY20, up 1% over First Quarter FY19 of $4.6M.

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Total operating expense for the First Quarter FY20 of $4.4M is down 7 % versus First Quarter FY19’s $4.7M of operating expense. The decline in quarterly operating expense when combined with a favorable quarterly gross profit led to Operating Income of $301K, which is a dramatic improvement of over 600% compared to a quarterly loss of $57K in the First Quarter FY19.

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Adjusted EBITDA in the First Quarter FY20 finished at $1.8M, up 3% compared to $1.7M for First Quarter FY2019.

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Cash balance of $8.5M for First Quarter FY20, up 23% compared to $6.9M at September 30, 2019.

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Net loss attributable to shareholders for First Quarter FY20 of ($0.2M) compared to a net loss attributable to shareholders in the First Quarter FY2019 of ($1.7M), representing an improvement of 87%.

5th Avenue Station 200 E. 5thAvenue, Suite 100 Naperville, IL 60563	877.260.2010 trackgrp.com

BUSINESS OUTLOOK

	Actual		Outlook
	FY 2018	FY 2019	FY 2020

Revenue:	$30.6M	$34.0M	$36-40M

Adjusted EBITDA Margin:	19.2%	21.9%	21-26%

About Track Group, Inc.
Track Group designs, manufactures, and markets location tracking devices; as well as develops and sells a variety of related software, services, accessories, networking solutions, and monitoring applications. The Company's products and services are designed to empower professionals in security, law enforcement, corrections and rehabilitation organizations worldwide with single-sourced offender management solutions that integrate reliable intervention technologies to support re-socialization and monitoring initiatives.

The company currently trades under the ticker symbol "TRCK" on the OTCQX exchange. For more information, visit www.trackgrp.com.

Forward-Looking Statements
Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe," "estimate," "expect," "forecast," "intend," "may," "plan," "project," "predict," "if", "should" and "will" and similar expressions as they relate to Track Group, Inc. and subsidiaries ("Track Group") are intended to identify such forward-looking statements. These statements are only predictions and reflect Track Group's current beliefs and expectations with respect to future events and are based on assumptions and subject to risks and uncertainties and subject to change at any time. Track Group may from time to time update these publicly announced projections, but it is not obligated to do so. Any projections of future results of operations should not be construed in any manner as a guarantee that such results will in fact occur. These projections are subject to change and could differ materially from final reported results. For a discussion of such risks and uncertainties, see "Risk Factors" in Track Group's annual report on Form 10-K, its quarterly report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. New risks emerge from time to time. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the dates on which they are made.

Non-GAAP Financial Measures
This release includes financial measures defined as “non-GAAP financial measures” by the Securities and Exchange Commission including non-GAAP EBITDA. These measures may be different from non- GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. Reconciliations of these non-GAAP financial measures are based on the financial figures for the respective period.

TRACK GROUP, INC. AND SUBSIDIARIES

Non-GAAP Adjusted EBITDA excludes items included but not limited to interest, taxes, depreciation, amortization, impairment charges, gains and losses, currency effects, one time charges or benefits that are not indicative of operations, charges to consolidate, integrate or consider recently acquired businesses, costs of closing facilities, stock based or other non-cash compensation or other stated cash and non-cash charges (the “Adjustments”).

The Company believes the non-GAAP measures provide useful information to both management and investors when factoring in the Adjustments. Specific disclosure regarding the Company’s financial results, including management’s analysis of results from operations and financial condition, are contained in the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2019, and other reports filed with the Securities and Exchange Commission. Investors are encouraged to carefully read and consider such disclosure and analysis contained in the Company’s Form 10-K and other reports, including the risk factors contained in such Form 10-K.

TRACK GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited) December 31,	September 30,
Assets	2019	2019
Current assets:
Cash	$8,493,550	$6,896,711
Accounts receivable, net of allowance for doubtful accounts of $2,556,393 and $2,454,281, respectively	5,321,396	6,763,236
Prepaid expense, deposits and right of use assets	1,692,887	1,339,465
Inventory, net of reserves of $62,147 and $26,934, respectively	442,570	274,501
Total current assets	15,950,403	15,273,913
Property and equipment, net of accumulated depreciation of $2,316,172 and $2,248,913, respectively	636,619	675,037
Monitoring equipment, net of accumulated amortization of $6,325,027 and $6,322,768, respectively	2,568,379	2,624,900
Intangible assets, net of accumulated amortization of $14,729,536 and $14,157,090, respectively	21,829,868	21,955,679
Goodwill	8,227,025	8,187,911
Deferred tax asset	526,833	540,563
Other assets	451,696	124,187
Total assets	$50,190,823	$49,382,190
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	2,616,049	2,628,003
Accrued liabilities	14,607,777	13,828,696
Current portion of long-term debt	33,818,587	33,827,689
Total current liabilities	51,042,413	50,284,388
Long-term liabilities	327,644	-
Total liabilities	51,370,057	50,284,388
Commitments and contingencies	-	-
Stockholders’ equity (deficit):
Common stock, $0.0001 par value: 30,000,000 shares authorized; 11,414,150 and 11,401,650 shares outstanding, respectively	1,141	1,140
Series A Convertible Preferred stock, $0.0001 par value: 1,200,000 shares authorized; 0 shares outstanding	-	-
Paid in capital	302,270,242	302,250,556
Accumulated deficit	(302,384,917)	(302,152,292)
Accumulated other comprehensive loss	(1,065,700)	(1,001,602)
Total equity (deficit)	(1,179,234)	(902,198)
Total liabilities and stockholders’ equity (deficit)	$50,190,823	$49,382,190

TRACK GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)

	Three Months Ended December 31,
	2019	2018
Revenue:
Monitoring and other related services	$8,268,423	$8,060,328
Product sales and other	152,408	151,207
Total revenue	8,420,831	8,211,535
Cost of revenue:
Monitoring, products and other related services	3,266,909	3,100,193
Depreciation & amortization included in cost of revenue	487,442	478,289
Total cost of revenue	3,754,351	3,578,482
Gross profit	4,666,480	4,633,053
Operating expense:
General & administrative	3,011,854	3,422,272
Selling & marketing	541,549	503,930
Research & development	296,155	248,865
Depreciation & amortization	515,939	514,981
Total operating expense	4,365,497	4,690,048
Operating income (loss)	300,983	(56,995)
Other income (expense):
Interest expense, net	(602,533)	(601,239)
Currency exchange gain (loss)	143,308	(932,677)
Total other expense	(459,225)	(1,533,916)
Loss before income taxes	(158,242)	(1,590,911)
Income tax expense	74,383	144,007
Net loss attributable to common stockholders	(232,625)	(1,734,918)
Foreign currency translation adjustments	(64,098)	96,673
Comprehensive loss	$(296,723)	$(1,638,245)
Net loss per common share, basic and diluted	$(0.02)	$(0.16)
Weighted average common shares outstanding, basic and diluted	11,411,704	11,101,650

	Three Months Ended December 31,
	2019	2018
Non-GAAP Adjusted EBITDA
Net loss attributable to common shareholders	$(233)	$(1,735)
Interest expense, net	603	601
Depreciation and amortization	1,003	993
Income taxes (1)	74	144
Board compensation and stock-based compensation	95	158
Foreign exchange expense	(143)	933
Other charges, net (2)	374	624
Non GAAP Adjusted EBITDA	$1,773	$1,718
Non GAAP Adjusted EBITDA, percent of revenue	21.1%	20.9%
Weighted average common shares outstanding	11,411,704	11,101,650
Non-GAAP earnings per share	$0.16	$0.15

(1)
Currently, the Company has significant U.S. tax loss carryforwards that may be used to offset future taxable income, subject to IRS limitations. However, the Company is still subject to certain state, commonwealth, and other foreign based taxes.

(2)
Other charges may include gains or losses and non-recurring accrual adjustments.